SUPPLEMENT DATED JANUARY 31, 2019
FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2018, AS SUPPLEMENTED

Effective as of January 31, 2019, Class B shares of the First Investors Funds are closed to new accounts and new investments (excluding reinvestment of dividends, exchanges and other limited transactions). Items 1- 2 of this Supplement relate to the closure of Class B shares.
1.              In “The Funds Summary Section”, the following is added as the first sentence under the heading “Purchase and Sale of Fund Shares”:

Class B shares of the Funds are closed to new accounts and new investments (excluding reinvestment of dividends, exchanges and other limited transactions).
2.              In the “Shareholder Information” section, in the subsection “What share classes are offered by the Funds?”,

                   a.     the following is added under the first sentence:

Class B Share Closure
 Effective January 31, 2019, the Funds’ Class B shares were closed to new accounts and new investments (excluding reinvestment of dividends, exchanges and other limited transactions).
A shareholder owning a Fund’s Class B shares may continue to hold those shares or exchange such shares for Class B shares of another eligible Fund until such shares automatically convert to Class A shares under the existing conversion schedule described in this prospectus, or until the shareholder redeems such Class B shares, subject to any applicable CDSC.
                   b.     the section under the heading “Class B Shares” is deleted and replaced with the following:

Class B Shares:  As of January 31, 2019, the Funds no longer offer Class B shares but will continue to maintain existing Class B accounts and allow limited purchase transactions such as dividend reinvestment and exchanges.  In such transactions, Class B shares will be sold at net asset value without any initial sales charge with the same minimum account size as Class A shares.  You generally pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated in the Class B shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class B shares convert to Class A shares after 8 years.  Class B shares of the Funds charge Rule 12b-1 fees.
3.	In “The Funds Summary Section” for each Fund, the second to last sentence of the first paragraph under the heading “Fees and Expenses of the Fund” is deleted and replaced with the following:

You may be required to pay a commission to your financial intermediary for Advisor Class and Institutional Class shares purchased through them.
4.
In “The Funds Summary Section” for the First Investors Tax Exempt Income Fund, the last row of the table headed “Average Annual Total Returns  For Periods Ended December 31, 2017” is deleted and replaced with the following:

Bloomberg Barclays 1-15 Year Municipal Index(reflects no deduction for fees, expenses or taxes)*	4.33%	2.46%	3.99%	2.37%
BofA Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)	5.40%	3.17%	4.59%	3.03%

*The Fund changed its broad-based securities index to the Bloomberg Barclays 1-15 Year Municipal Index as of January 31, 2019. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

5.	In the “Fund Management in Greater Detail” section, the last paragraph is deleted and replaced with the following:

The following is information about the indices that are used by the Funds in the Average Annual Total Returns table as benchmarks for their performance, which is located in “The Funds Summary Section” of the prospectus.
•	The BofA Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

•
The Bloomberg Barclays 1-15 Year Municipal Index is the 1-15 year component of the Bloomberg Barclays Municipal Bond Index. The index is a broad measure of the municipal bond market with maturities of between one and fifteen years.

6.	In the “Shareholder Information” section, the fifth paragraph under the subsection “How do I open an account?” is deleted and replaced with the following:

The Funds reserve the right to liquidate your account at the current net asset value if the Funds have not been able to verify your identity or the identity of any of the other aforementioned persons associated with your account within 30 days of opening the account or if the Funds have questions concerning the purpose of the account that have not been adequately explained. The Funds may, in their sole discretion, refuse to establish, or liquidate your account without waiting for the prescribed periods if the Funds believe for any reason that a more timely resolution is necessary or appropriate. The Funds are not responsible for any loss that may occur and the Funds will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of their decision to liquidate an account.
7.	In the “Shareholder Information” section, in the paragraph titled “Advisor Class shares” under the heading “What Share Classes are Offered by the Funds”,

a.	the following is added as the second sentence of the disclosure:

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with the Funds’ principal underwriter to offer such shares solely when acting as an agent for the investor.
b.	The following is added as the last two sentences of the disclosure:

An investor transacting in the Advisor Class shares through a financial intermediary may be required to pay a commission and/or other form of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Each Fund also offers other share classes with different fees and expenses.
8.	In the “Shareholder Information” section, in the “What are the sales charges?” subsection, the fourth, sixth and seventh paragraphs are deleted.

9.
In the “Shareholder Information” section, in the “What are the sales charges?” subsection, the heading and disclosure under “Commissions on Institutional Class Shares” is modified to reflect that the disclosure applies to Advisor Class shares as well.

10.
In the “Shareholder Information” section, in the “Are sales charge discounts and waivers available?” subsection, the following is added as the last two sentences of the sixth paragraph under the heading “A. Rights of Accumulation and Statements or Letters of Intent”:

The availability of the sales charge discounts and waivers described in this “Are sales charge discounts and waivers available?” section may depend on the broker-dealer or financial intermediary through which you purchase or hold shares of the Funds. Please check with your particular broker-dealer or financial intermediary.
11.
In the “Shareholder Information” section, in the “Are sales charge discounts and waivers available?” subsection, the reference to provisions numbered 1 through 15 in the eleventh paragraph under the heading “A. Rights of Accumulation and Statements or Letters of Intent” is amended to refer to provisions numbered 1 through 17.

12.
In the “Shareholder Information” section, in the “Are sales charge discounts and waivers available?” subsection, the provisions numbered 16, 17 and 18 are renumbered as 18, 16 and 17, respectively, and the reference to items 17 and 18 after the double asterisk is amended to refer to items 16 and 17.

13.	In the “Shareholder Information” section, the following is added to the end of the “Are sales charge discounts and waivers available?” subsection:

C.         Intermediary-Specific Sales Charge Waivers and Discounts
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end sales load waivers on Class A shares available at Raymond James:
☐            Shares purchased in an investment advisory program.
☐            Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
☐            Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
☐            Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Classes A and B shares available at Raymond James
☐            Death or disability of the shareholder.
☐            Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

☐            Return of excess contributions from an IRA Account.
☐            Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
☐            Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
☐            Shares acquired through a right of reinstatement.
☐            Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
☐            Breakpoints as described in this prospectus.
☐            Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
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Please retain this Supplement for future reference
TEP119

SUPPLEMENT DATED JANUARY 31, 2019

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2018, AS SUPPLEMENTED

1. In Part I of the Statement of Additional Information (“SAI”), in the “HISTORY AND CLASSIFICATION OF THE FUNDS” section, the following is added as the fourth sentence of the first paragraph:

Class B shares of the Funds are closed to new accounts and new investments (excluding reinvestments of dividends, exchanges and other limited transactions).

2. In Part I of the SAI the following is added to the table of “Officers who are not Trustees”:

Scott Richardson 1966	Secretary since 2018
Senior Vice President and General Counsel of FIMCO and various affiliated companies since September 2018.  Executive Director of Investment Solutions Division at Morgan Stanley Wealth Management (2005-2018)

3. In Part II of the SAI, the fifth paragraph under “Additional Information on How to Open an Account” is deleted and replaced with the following:

Once we have received your application and such other information as is required, we will attempt to verify your identity or, in the case of an entity, the identity of the beneficial owner or owners of the entity, a person with significant responsibility to control, manage, or direct the entity, and the authorized person(s) for the entity using documentary evidence and/or information obtained from a consumer reporting agency, public data base or other source. If we are unable to verify your identity or the identity of any of the other aforementioned persons associated with your account to our satisfaction within thirty (30) days of its opening, we reserve the right to liquidate your account at the then current net asset value. For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee. We will attempt to verify each trustee before investing assets in the name of a Trust. In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned. In the instance of a 403(b), 457(b) or estate account, verification must be completed to our satisfaction before your account will be established or investment honored. Our transfer agent, Foresters Investor Services, Inc. (“FIS”) is responsible for verifying each new customer’s identity on our behalf. If FIS has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination. We may decline to establish an account for you and may also redeem your account before 30 days have elapsed from the date your account was opened.

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Please retain this Supplement for future reference
TES119